PBHG FUNDS

SUPPLEMENT DATED AS OF APRIL 19, 2002

TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION

The following replaces the first four paragraphs under "Portfolio Transactions" on page 63 of the Statement of Additional Information:

The Adviser (or Sub-Adviser, if applicable) is authorized to select brokers and dealers to effect securities transactions for each Fund. The Adviser (or Sub-Adviser, if applicable) will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser (or Sub-Adviser, if applicable) generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Adviser (or Sub-Adviser, if applicable) seeks to select brokers or dealers that offer the Funds best price and execution. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Adviser (or Sub-Adviser, if applicable) may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services and (2) receipt of other services which are of benefit to the Funds. In the case of securities traded in the over-the-counter market, the Adviser (or Sub-Adviser, if applicable) expects normally to seek to select primary market makers.

The Adviser (or Sub-Adviser, if applicable) may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser (or Sub-Adviser). These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses.

Information so received by the Adviser (or Sub-Adviser, if applicable) will be in addition to and not in lieu of the services required to be performed by the Adviser (or Sub-Adviser, if applicable) under the Advisory Agreement and Sub-Advisory Agreement. If, in the judgment of the Adviser (or Sub-Adviser, if applicable), the Funds or other accounts managed by the Adviser (or Sub-Adviser, if applicable) will be benefited by supplemental research services, the Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Adviser (or Sub-Adviser, if applicable) will not necessarily be reduced as a result of the receipt of such supplemental information, and such services may not be used exclusively, or at all, with respect to each Fund or account generating the brokerage, and there can be no guarantee that the Adviser (or Sub-Adviser, if applicable) will find all of such services of value in advising the Funds.

The Adviser (or Sub-Adviser, if applicable) is permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, the services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

The Funds may request that the Adviser (or Sub-Adviser, if applicable) direct the Funds' brokerage to offset certain expenses of the Funds. The Adviser (or Sub-Adviser, if applicable) attempts to fulfill directed brokerage subject to achieving best execution. Although the Adviser (or Sub-Adviser, if applicable) attempts to satisfy the Funds' direction requests, there can be no guarantee that they will be able to do so. In certain circumstances the directed broker may not offer the lowest commission or commission equivalents rate. This may cause the Funds to pay a higher rate of commission than might otherwise have been available had the Adviser (or Sub-Adviser, if applicable) been able to choose the broker or dealer to be utilized.

By directing a portion of a portfolio's generated brokerage commissions, the Adviser (or Sub-Adviser, if applicable) may not be in a position to negotiate brokerage commissions or commission equivalents on the Fund's behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the list price and execution, or to commingle or "bunch" orders for purposes of execution with orders for the same securities for other accounts managed by the Adviser (or Sub-Adviser, if applicable). In cases where the Funds have instructed the Adviser (or Sub-Adviser, if applicable) to direct brokerage to a particular broker or dealer, orders for the Funds may be placed after brokerage orders for accounts that do not impose such restrictions.

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser (or Sub-Adviser, if applicable) may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Funds' or the Trust's expenses. Because shares of the Funds are not marketed through intermediary broker-dealers, it is not the Funds' practice to allocate brokerage or effect principal transactions with broker-dealers on the basis of sales of shares that may be made through such firms. However, the Adviser (or Sub-Adviser, if applicable) may place orders for the purchase or sale of portfolio securities with qualified broker-dealers who refer clients to the Funds. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of NASD Regulation, Inc. and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Adviser (or Sub-Adviser, if applicable) may consider sales of Trust shares as a factor in the selection of dealers to execute portfolio transactions for the Trust.

The following replaces the first paragraph under "Performance Advertising" on page 83 of the Statement of Additional Information:

From time to time, each Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Funds other than the PBHG Cash Reserves Fund, yield refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment, according to the following formula:

Yield = 2[(a - b +1)6 - 1]

cd

Where:

a =	dividends and interest earned during the period;
b =	expenses accrued for the period (net of reimbursements);
c =	the average daily number of shares outstanding during the period that were entitled to receive dividends;
d =	the maximum offering price per share on the last day of the period.

The 30-day yield of the PBHG Class of the IRA Capital Preservation Fund as of October 31, 2001 using the above formula was 5.72%.

From time to time, the PBHG IRA Capital Preservation Fund may also quote 7-day yield in supplemental sales literature calculated in accordance with the section of the Statement of Additional Information entitled "Computation of Yield." For the 7-day period ended October 31, 2001, the yield for the PBHG Class of the PBHG IRA Capital Preservation Fund was 5.61% and the effective yield was 5.75%.